Exhibit 77Q(1)(g)


Agreement and Plan of Reorganization dated March 9, 2005 is incorporated by reference to exhibit (4) of post-effective amendment no. 2 to the Registration Statement filed on Form Type 485BPOS on April 15, 2005 (Accession No. 0001193125-05-077253).